Statements of Net Assets Available for Plan Benefits - EBP 333 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Asset [Abstract]
Plan's interest in master trust, at fair value	$ 1,129,584	$ 1,012,619
Receivables:
Notes receivable from participants	13,255	12,756
Interest, dividends and other	0	5
Total receivables	13,255	12,761
Total assets	1,142,839	1,025,380
LIABILITIES
Due to participants	24	58
Net assets available for plan benefits	$ 1,142,815	$ 1,025,322